UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 19, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

       000-21642                                      35-1617970
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 (Commission File Number)                     (IRS Employer Identification No.)

   7337 West Washington Street
      Indianapolis, Indiana                                         46231
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (317) 282-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On April 19, 2005, the United States Bankruptcy Court supervising the Chapter 11 case of ATA Holdings Corp. (the "Company") approved the execution by the Company of an ATSB Lenders Settlement Agreement (the "Settlement Agreement") among the Company, the ATSB Lenders and the Official Creditors' Committee. The "ATSB Lenders" are the Air Transportation Stabilization Board, Govco Incorporated, Citibank, N.A. and certain participants in a November 20, 2002 loan to the Company's subsidiary, ATA Airlines, Inc. ("ATA Airlines"), in the original amount of $168,000,000.

     The Settlement Agreement, among other things,

     1. establishes $110,000,000 as the amount of the secured claim of the ATSB Lenders against ATA Airlines under ss. 506 of the Bankruptcy Code;

         2. establishes the amount of the ATSB Lenders' unsecured deficiency claim against ATA Airlines and the amount of their unsecured claims against the Company and its subsidiaries who filed petitions for relief under Chapter 11 (collectively, the "Debtors") who guaranteed the obligations of ATA Airlines to the ATSB Lenders;

     3. provides for adequate protection payments to be paid by ATA Airlines at various times to the ATSB Lenders, which payments will reduce the amount of the ATSB Lenders' secured claim against ATA Airlines;

     4. continues the agreement between the ATSB Lenders and the Debtors for the use by the Debtors of the cash collateral of ATSB through June 15, 2005; and

     5. provides that the Company will satisfy its obligations under ss. 1110 of the Bankruptcy Code with regard to certain of the collateral for the ATSB loan by making the adequate protection payments provided for in the Settlement Agreement.

     A copy of the Settlement Agreement is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

         (c)   Exhibits

               10 ATSB Lenders Settlement Agreement dated as of March 15, 2005.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Dated:  April 22, 2005

                                   ATA HOLDINGS CORP.



                                   By:    /s/  Brian T. Hunt
                                   Name:  Brian T. Hunt,
                                   Title: Vice President and General Counsel

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                            INDEX TO EXHIBITS


     Exhibit No.   Description

     10            TSB Lenders Settlement Agreement dated as of March 15, 2005.

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